LightPath Technologies, Inc. 8-K

Exhibit 10.2

AFFIRMATION OF GUARANTEE

This AFFIRMATION OF GUARANTEE is made as of December 23, 2014 (“Affirmation”), by the undersigned guarantor (“Guarantor”) for the benefit of AVIDBANK (“Bank”).

RECITALS

Bank and Lightpath Technologies, Inc. (“Borrower”) are parties to that Loan and Security Agreement dated as of September 30, 2013 and as amended from time to time (the “Agreement”). In connection therewith, Guarantor executed for the benefit of Bank an Unconditional Guaranty dated as of September 30, 2013 (the “Guarantee”). Borrower and Bank propose to enter into an amendment and restatement to the Agreement on even date herewith (the “Restated Loan Agreement”), provided, among other things, that Guarantor consents to the Restated Loan Agreement and agrees that the Guarantee will remain effective.

AGREEMENT

NOW, THEREFORE, Guarantor agrees as follows:

1.

Guarantor consents to the execution, delivery and performance by Borrower of the Restated Loan Agreement and the documents and instruments executed in connection therewith.

2.

Guarantor confirms that, as of the date hereof, Guarantor has no defenses against its obligations under the Guarantee.

3.

The Guarantee is and shall remain in full force and effect with respect to Borrower’s Obligations (as defined in the Agreement) as modified by the Restated Loan Agreement and otherwise and hereby is ratified and confirmed in all respects.

4.

Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guarantee.

5.

In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Guaranty as of the first date above written.

GUARANTOR:

GELTECH INC.

By:	/s/ J. James Gaynor

Name:	J. James Gaynor

Title :	President & CEO